SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Purchase Price Allocation (Policies)	12 Months Ended
Jan. 30, 2016
Purchase Price Allocation [Abstract]
Purchase Price Allocation [Policy Text Block]
Purchase Price Allocation
Determining the fair value of certain assets and liabilities acquired is subjective in nature and often involves the use of significant estimates and assumptions, which are inherently uncertain. Many of the estimates and assumptions used to determine fair values, such as those used for intangible assets, are made based on forecasted information and discount rates. In addition, the judgments made in determining the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact the Company's results of operations. To assist in the purchase price allocation for the Acquisition, the Company engaged a third-party appraisal firm. See Note 2 for more information regarding the Acquisition.
During 2015, the Company adopted Accounting Standards Update ("ASU") No. 2015-16, "Business Combinations (Topic 805)." This update requires that an acquirer in a business combination recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. The effect on earnings of any changes in the provisional amounts must be calculated as if they occurred as of the acquisition date. The update also requires the acquirer to disclose the portion of the effect on earnings that would have been recorded in previous reporting periods if the adjustments to the provisional amounts had been recognized as of the acquisition date. This update must be adopted prospectively and may be early adopted for financial statements that had not been issued before the update's issuance date. The adoption of the update did not have a material effect on the consolidated income statements.